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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 12, 2005

                       ROCKWELL MEDICAL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

            Michigan                   000-230-661            38-3317208
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  (State or other jurisdiction        (Commission         (I.R.S. Employer
        of incorporation)             File Number)        Identification No.)

               30142 Wixom Road, Wixom Michigan                  48393
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               (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (248) 960-9009

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On May 12, 2005, the Company issued the press release attached hereto as
Exhibit 99.1, announcing its financial results for the quarter ended March 31, 2005.

ITEM 7.01         REGULATION FD DISCLOSURE.

        On May 12, 2005, the Company issued the press release attached hereto as
Exhibit 99.1, announcing its financial results for the quarter ended March 31, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ROCKWELL MEDICAL TECHNOLOGIES, INC.

Date: May 12, 2005                           By: /s/ Thomas E. Klema
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                                                 Thomas E. Klema
                                                 Its: Chief Financial Officer